Securities and Exchange Commission

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 27, 2004

Sterling Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania	17601-4133
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(717) 581-6030

N/A
(Former name or former address, if changed since last report)

Item 7.   Financial Statements, Proforma Financial Information and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

	99.1	Press Release of Registrant, dated July 27, 2004 Re: Registrant announces Second Quarter 2004 Earnings

Item 12.   Results of Operations and Financial Condition

On July 27, 2004, Sterling Financial Corporation issued a press release announcing second quarter 2004 earnings. The aforementioned press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

By:	/s/ J. Roger Moyer, Jr. J. Roger Moyer, Jr. President and Chief Executive Officer

DATE  July 27, 2004

EXHIBIT INDEX

Exhibit		Page Number in Manually Signed Original

99.1	Press Release of Sterling Financial Corporation dated July 27, 2004	4

3